EXPENSE LIMITATION AND MANAGEMENT FEE WAIVER AGREEMENT BETWEEN EACH OF THE

T. Rowe Price Balanced Fund, Inc.

T. Rowe Price Blue Chip Growth Fund, Inc.

T. Rowe Price Capital Appreciation Fund, Inc.

T. Rowe Price Communications & Technology Fund, Inc.

T. Rowe Price Corporate Income Fund, Inc.

T. Rowe Price Credit Opportunities Fund, Inc.

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.

T. Rowe Price Dividend Growth Fund, Inc.

T. Rowe Price Equity Funds, Inc.

T. Rowe Price Equity Income Fund, Inc.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Financial Services Fund, Inc.

T. Rowe Price Fixed Income Series, Inc.

T. Rowe Price Floating Rate Fund, Inc.

T. Rowe Price Global Allocation Fund, Inc.

T. Rowe Price Global Funds, Inc.

T. Rowe Price Global Multi-Sector Bond Fund, Inc.

T. Rowe Price Global Real Estate Fund, Inc.

T. Rowe Price Global Stock Fund, Inc.

T. Rowe Price Global Technology Fund, Inc.

T. Rowe Price GNMA Fund, Inc.

T. Rowe Price Government Money Fund, Inc.

T. Rowe Price Growth & Income Fund, Inc.

T. Rowe Price Health Sciences Fund, Inc.

T. Rowe Price High Yield Fund, Inc.

T. Rowe Price Index Trust, Inc.

T. Rowe Price Inflation Protected Bond Fund, Inc.

T. Rowe Price Institutional Income Funds, Inc.

T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.

T. Rowe Price International Funds, Inc.

T. Rowe Price International Index Fund, Inc.

T. Rowe Price International Series, Inc.

T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.

T. Rowe Price Mid-Cap Growth Fund, Inc.

T. Rowe Price Mid-Cap Value Fund, Inc.

T. Rowe Price Multi-Strategy Total Return Fund, Inc.

T. Rowe Price New America Growth Fund, Inc.

T. Rowe Price New Era Fund, Inc.

T. Rowe Price New Horizons Fund, Inc.

T. Rowe Price New Income Fund, Inc.

T. Rowe Price Quantitative Management Funds, Inc.

T. Rowe Price Real Assets Fund, Inc.

T. Rowe Price Real Estate Fund, Inc.

T. Rowe Price Retirement Funds, Inc.

T. Rowe Price Science & Technology Fund, Inc.

T. Rowe Price Short-Term Bond Fund, Inc.

T. Rowe Price Small-Cap Stock Fund, Inc.

T. Rowe Price Small-Cap Value Fund, Inc.

T. Rowe Price Spectrum Funds II, Inc.

T. Rowe Price State Tax-Free Funds, Inc.

T. Rowe Price Summit Municipal Funds, Inc.

T. Rowe Price Tax-Efficient Funds, Inc.

T. Rowe Price Tax-Exempt Money Fund, Inc.

T. Rowe Price Tax-Free High Yield Fund, Inc.

T. Rowe Price Tax-Free Income Fund, Inc.

T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.

T. Rowe Price Total Return Fund, Inc.

T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.

T. Rowe Price U.S. Equity Research Fund, Inc.

T. Rowe Price U.S. Large-Cap Core Fund, Inc.

T. Rowe Price U.S. Treasury Funds, Inc.

and

T. Rowe Price Value Fund, Inc. (each, a “Corporation,” and collectively, the “Corporations”), SEPARATELY,

and

T. Rowe Price Associates, Inc.

 This EXPENSE LIMITATION AND MANAGEMENT FEE WAIVER AGREEMENT (the “Agreement”), effective with respect to each Fund and as of the date indicated in the Schedules of this Agreement, is entered into between T. Rowe Price Associates, Inc. (the “Manager”), a corporation organized and existing under the laws of the State of Maryland, and each Corporation, each of which is organized and existing under the laws of the State of Maryland, on behalf of itself or on behalf of its series and/or its separate share classes, as applicable (each, a “Fund” or a “Class”).

 WHEREAS, the Manager is an investment adviser registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended;

 WHEREAS, each Fund is a series of a Corporation that is an open-end management investment company registered as such with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”);

 WHEREAS, pursuant to each Fund's Investment Management Agreement with the Manager (each, a "Management Agreement"), the Fund pays the Manager a fee for investment management services ("Management Fee");

 WHEREAS, with respect to certain Funds, the applicable Corporation’s Board of Directors has approved the issuance of one or more of the following separate Classes of shares of the Fund: Investor Class, Advisor Class, I Class, R Class, Z Class, Institutional Class, F Class, Portfolio Class, and/or Portfolio II Class, as applicable; and

 WHEREAS, each Corporation’s Board of Directors has determined that it is in the best interests of each applicable Fund and/or Class to enter into the expense limitation and/or management fee waiver arrangements specified in Schedules 1 and 2 attached hereto, as may be amended from time to time, each of which is described below.

 NOW, THEREFORE, the Manager and the Corporation, on behalf of each applicable Fund and its applicable Classes, hereby agree as follows:

1. Total Expense Ratio Limitations.

 For each Fund and/or Class (as applicable) designated as having a total expense ratio limitation in Schedule 1, the Manager agrees to waive or pay any of the Fund and/or Class’ (as applicable) operating expenses, including but not limited to management fees, but excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (collectively, “Class Expenses”), or reimburse the Fund or Class (as applicable) for Class Expenses, to the extent Class Expenses exceed the limitation set forth on Schedule 1, on an annualized basis, of the Fund’s or Class’ (as applicable) average daily net assets (each hereinafter referred to as a “Total Expense Ratio Limitation”). Any Class Expenses waived or paid by the Manager pursuant to a Total Expense Ratio Limitation are subject to reimbursement to the Manager by the Fund or Class (as applicable) whenever Class Expenses are below the Total Expense Ratio Limitation for the Fund or Class (as applicable) set forth on Schedule 1.

However, no reimbursement will be made more than three years after the waiver or payment of Class Expenses by the Manager or if such reimbursement would result in the Class Expenses exceeding the limitation set forth on Schedule 1.

2. Operating Expense Limitations.

 For each Fund and/or Class designated as having an operating expense limitation in Schedule 1, the Manager agrees to pay any of the Fund’s and/or Class’ (as applicable) operating expenses excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (collectively, “Class Operating Expenses”), or reimburse the Fund and/or Class (as applicable) for Class Operating Expenses to the extent Class Operating Expenses exceed the limitation as set forth on Schedule 1, on an annualized basis, of the Fund’s and/or Class’ (as applicable) average daily net assets (hereinafter referred to as the “Operating Expense Limitation”). Any Class Operating Expenses paid by the Manager pursuant to the Operating Expense Limitation are subject to reimbursement to the Manager by the Fund and/or Class (as applicable) whenever the Class Operating Expenses are below the Operating Expense Limitation for the Fund or Class (as applicable) set forth on Schedule 1. However, no reimbursement will be made more than three years after the payment of Class Operating Expenses by the Manager or if such reimbursement would result in the Class Operating Expenses exceeding the limitation as set forth on Schedule 1.

3. Management Fee Limitations. For each Fund designated as having a management fee limitation in Schedules 1 or 2:

(a) The Manager agrees to waive a portion of its Management Fees for the Fund for the period set forth on Schedules 1 or 2.

(b) The Fund’s Management Fee shall be computed in accordance with its Management Agreement.

4. Amendment and Termination of Total Expense Ratio Limitations and Operating Expense Limitations (excluding Z Classes).

 Each Total Expense Ratio Limitation and Operating Expense Limitation will continue with respect to each Fund and/or Class at least through the date set forth on Schedule 1 (the “Termination Date”). Thereafter, this Agreement may continue for such period of time beyond the Termination Date and for such limit on Class Expenses and/or Class Operating Expenses as the Manager may agree, provided that the Board of Directors of the applicable Corporation, including a majority of the directors who are not interested persons of the Corporation (as defined in the 1940 Act), approves such continuation and new limit on Class Expenses and/or Class Operating Expenses (as applicable). This Agreement may be terminated at any time beyond the Termination Date with approval by the applicable Corporation’s Board of Directors, including a majority of the directors who are not interested persons of the Corporation. This Agreement will terminate automatically upon termination of the applicable Fund’s Management Agreement. Amendment or termination of this Agreement does not require approval by shareholders of the applicable Fund or Class.

5. Amendment and Termination of Total Expense Ratio Limitations – Z Classes.

 Each Total Expense Ratio Limitation that applies to a Z Class of a Fund may only be amended with the written consent of the Manager and the Fund. In the case of the Fund, an amendment must be approved by the applicable Corporation’s Board of Directors, including a majority of the directors who are not interested persons of the Corporation. Each Total Expense Ratio Limitation that applies to a Z Class of a Fund may not be terminated without the approval by the applicable Corporation’s Board of Directors, including the approval of a majority of the directors who are not interested persons of the Corporation, provided that each Total Expense Ratio Limitation that applies to a Z Class will terminate automatically upon termination of the applicable Management Agreement. Amendment or termination of each Total Expense Ratio Limitation that applies to a Z Class of a Fund does not require approval by shareholders of the Fund or its separate classes of shares.

6. Amendment and Termination of Management Fee Waivers.

(a) Each management fee waiver will continue with respect to a Fund at least through the date indicated in Schedules 1 or 2, as applicable, and renew automatically thereafter for a one-year term unless the Board of Directors of the applicable Corporation, including a majority of the directors who are not interested persons of the Corporation, approves the modification or termination of the Agreement with respect to the Fund. This Agreement will terminate automatically with respect to a Fund upon termination of its Management Agreement. Amendment or termination of this Agreement with respect to a Fund does not require approval of the Fund’s shareholders.

(b) Any management fees waived with respect to a Fund under this Agreement are not subject to reimbursement to the Manager by the Fund.

7.  Separate Agreement

This Agreement shall be deemed to constitute a separate agreement between the Manager and each Corporation, on behalf of each Fund.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date stated in the preamble.

EACH CORPORATION ON BEHALF OF EACH FUND IDENTIFIED ON SCHEDULES 1 AND 2 ATTACHED HERETO	T. ROWE PRICE ASSOCIATES, INC.
/s/David Oestreicher By: ____________________________________ David Oestreicher Executive Vice President	/s/Fran M. Pollack-Matz By: __________________________________ Fran M. Pollack-Matz Vice President

Schedule 1, last amended October 26, 2020

Funds with a 10/31 Fiscal Year End

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Operating Expense Limitation %[2]	Management Fee Limitation %[3]	Reimbursement Date
Africa & Middle East Fund	October 1, 2019 – February 28, 2022	1.30	—	—	(b)
Africa & Middle East Fund—I Class	March 1, 2021 – February 28, 2022	—	0.05	—	(a)
Africa & Middle East—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)
Asia Opportunities Fund	March 1, 2021 – February 28, 2023	1.15	—	—	(b)
Asia Opportunities Fund—Advisor Class	March 1, 2021 – February 28, 2023	1.25	—	—	(b)
Asia Opportunities Fund—I Class	March 1, 2021 – February 28, 2023	—	0.05	—	(a)
China Evolution Equity Fund	October 23, 2019 – February 28, 2022	1.40	—	—	(b)
China Evolution Equity Fund—I Class	October 23, 2019 – February 28, 2022	—	0.05	—	(a)
Emerging Europe Fund	October 1, 2019 – February 28, 2022	1.41	—	—	(b)
Emerging Europe Fund—I Class	March 1, 2021 – February 28, 2022	—	0.05	—	(a)
Emerging Europe Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)
Emerging Markets Discovery Stock Fund—I Class	March 1, 2021 – February 28, 2023	—	0.05	—	(a)
Emerging Markets Discovery Stock Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Emerging Markets Stock Fund—I Class	March 1, 2020 – February 28, 2022	—	0.05	—	(a)
Emerging Markets Stock Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
European Stock Fund—I Class	March 1, 2021 – February 28, 2023	—	0.05	—	(a)
European Stock Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)
Global Allocation Fund—I Class	March 1, 2020 – February 28, 2022	—	0.05	—	(a)
Global Impact Equity Fund	October 26, 2020 – February 28, 2023	0.94	—	—	(b)
Global Impact Equity Fund—I Class	October 26, 2020 – February 28, 2023	—	0.10	—	(a)
Global Growth Stock Fund—Advisor Class	March 1, 2021 – February 28, 2023	1.10	—	—	(b)
Global Growth Stock Fund—I Class	March 1, 2021 – February 28, 2023	—	0.05	—	(a)
Global Stock Fund—I Class	March 1, 2021 – February 28, 2023	—	0.05	—	(a)
Global Value Equity Fund	March 1, 2020 – February 28, 2022	0.89	—	—	(a)
Global Value Equity Fund—I Class	March 1, 2020 – February 28, 2022	—	0.05	—	(a)
Institutional International Disciplined Equity Fund	March 1, 2021 – February 28, 2023	0.75	—	—	(b)
International Disciplined Equity Fund	March 1, 2021 – February 28, 2023	0.90	—	—	(b)
International Disciplined Equity Fund—Advisor Class	March 1, 2021 – February 28, 2023	1.00	—	—	(b)
International Disciplined Equity Fund—I Class	March 1, 2021 – February 28, 2023	—	0.05	—	(a)
International Discovery Fund—I Class	March 1, 2020 – February 28, 2022	—	0.05	—	(a)
International Discovery Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)
International Equity Index Fund—Z Class	Effective November 2, 2020 (f)	0.00	—	—	(c)
International Stock Fund—I Class	March 1, 2020 – February 28, 2022	—	0.05	—	(a)
International Stock Fund—R Class	March 1, 2020 – February 28, 2022	1.40	—	—	(b)

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Operating Expense Limitation %[2]	Management Fee Limitation %[3]	Reimbursement Date
International Stock Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
International Value Equity Fund—I Class	March 1, 2020 – February 28, 2022	—	0.05	—	(a)
International Value Equity Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Japan Fund—I Class	March 1, 2021 – February 28, 2023	—	0.05	—	(a)
Japan Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)
Latin America Fund—I Class	March 1, 2021 – February 28, 2023	—	0.05	—	(a)
Latin America Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)
Multi-Strategy Total Return Fund	March 1, 2020 – February 28, 2022	1.19	—	—	(b)
Multi-Strategy Total Return Fund— Advisor Class	March 1, 2020 – February 28, 2022	1.60	—	—	(b)
Multi-Strategy Total Return Fund—I Class	March 1, 2020 – February 28, 2022	—	0.05	—	(a)
New Asia Fund—I Class	March 1, 2020 – February 28, 2022	—	0.05	—	(a)
New Asia Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)
Overseas Stock Fund—I Class	March 1, 2020 – February 28, 2022	—	0.05	—	(a)
Overseas Stock Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Summit Municipal Income Fund—I Class	March 1, 2021 – February 28, 2023	—	0.05	—	(a)
Summit Municipal Intermediate Fund— I Class	March 1, 2021 – February 28, 2023	—	0.05	—	(a)
U.S. Bond Enhanced Index Fund	October 1, 2020 – February 28, 2023	0.25	—	—	(b)
U.S. Bond Enhanced Index Fund—I Class	October 1, 2020 – February 28, 2023	—	0.05	—	(a)
U.S. Bond Enhanced Index Fund—Z Class	Effective October 1, 2020 (f)	0.00	—	—	(c)

Funds with a 12/31 Fiscal Year End

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Operating Expense Limitation %[2]	Management Fee Limitation %[3]	Reimbursement Date
Balanced Fund—I Class	May 1, 2020– April 30, 2022	—	0.05	—	(a)
Blue Chip Growth Fund—I Class	May 1, 2020– April 30, 2022	—	0.05	—	(a)
Blue Chip Growth Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)
Capital Appreciation Fund	May 1, 2021 – April 30, 2022	—	—	0.27(d)	(c)
Capital Appreciation Fund—Advisor Class	May 1, 2021 – April 30, 2022	—	—	0.27(d)	(c)
Capital Appreciation Fund—I Class	May 1, 2020– April 30, 2022	—	0.05	—	(a)
Capital Appreciation Fund—I Class	May 1, 2021 – April 30, 2022	—	—	0.27(d)	(c)
Communications & Technology Fund—I Class	May 1, 2020– April 30, 2022	—	0.05	—	(a)
Diversified Mid-Cap Growth Fund—I Class	May 1, 2021 – April 30, 2023	—	0.05	—	(a)
Dividend Growth Fund—I Class	May 1, 2020– April 30, 2022	—	0.05	—	(a)
Dividend Growth Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)
Dynamic Credit Fund	May 1, 2021 – April 30, 2023	0.63	—	—	(b)
Dynamic Credit Fund—I Class	May 1, 2021 – April 30, 2023	—	0.05	—	(a)
Dynamic Global Bond Fund	May 1, 2021 – April 30, 2022	0.75	—	—	(b)
Dynamic Global Bond Fund—Advisor Class	May 1, 2021 – April 30, 2022	0.90	—	—	(b)
Dynamic Global Bond Fund—I Class	May 1, 2020– April 30, 2022	—	0.05	—	(a)
Dynamic Global Bond Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Emerging Markets Bond Fund—Advisor Class	May 1, 2020– April 30, 2022	1.20	—	—	(b)
Emerging Markets Bond Fund—I Class	May 1, 2020– April 30, 2022	—	0.05	—	(a)
Emerging Markets Bond Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Emerging Markets Corporate Bond Fund	May 1, 2021 – April 30, 2022	0.97	—	—	(b)
Emerging Markets Corporate Bond Fund—Advisor Class	May 1, 2021 – April 30, 2022	1.25	—	—	(b)
Emerging Markets Corporate Bond Fund—I Class	May 1, 2020– April 30, 2022	—	0.05	—	(a)
Emerging Markets Local Currency Bond Fund—I Class	May 1, 2020– April 30, 2022	—	0.05	—	(a)
Emerging Markets Local Currency Bond Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)
Equity Income Fund—I Class	May 1, 2020– April 30, 2022	—	0.05	—	(a)
Equity Income Fund—I Class	Effective October 26, 2020 (f)	0.00	—	—	(c)
Equity Index 500 Fund	May 1, 2020– April 30, 2022	0.21	—	—	(b)
Equity Index 500 Fund—I Class	May 1, 2020– April 30, 2022	—	0.00	—	(a)
Equity Index 500 Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Financial Services Fund—I Class	May 1, 2021 – April 30, 2023	—	0.05	—	(a)
Global Consumer Fund	May 1, 2021 – April 30, 2023	1.05	—	—	(b)
Global High Income Bond Fund	May 1, 2021 – April 30, 2022	0.79	—	—	(b)
Global High Income Bond Fund—Advisor Class	May 1, 2021 – April 30, 2022	1.00	—	—	(b)

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Operating Expense Limitation %[2]	Management Fee Limitation %[3]	Reimbursement Date
Global High Income Bond Fund—I Class	May 1, 2020– April 30, 2022	—	0.05	—	(a)
Global Industrials Fund—I Class	May 1, 2021 – April 30, 2023	—	0.05	—	(a)
Global Real Estate Fund	May 1, 2021 – April 30, 2023	0.95	—	—	(b)
Global Real Estate Fund—Advisor Class	May 1, 2021 – April 30, 2023	1.15	—	—	(b)
Global Real Estate Fund—I Class	May 1, 2021 – April 30, 2023	—	0.05	—	(a)
Global Technology Fund—I Class	May 1, 2021 – April 30, 2023	—	0.05	—	(a)
Growth Stock Fund—I Class	May 1, 2020– April 30, 2022	—	0.05	—	(a)
Growth Stock Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Health Sciences Fund—I Class	May 1, 2020– April 30, 2022	—	0.05	—	(a)
International Bond Fund—I Class	May 1, 2020– April 30, 2022	—	0.05	—	(a)
International Bond Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
International Bond Fund (USD Hedged)—Advisor Class	May 1, 2020– April 30, 2022	0.99	—	—	(b)
International Bond Fund (USD Hedged)— I Class	May 1, 2020– April 30, 2022	—	0.05	—	(a)
International Bond Fund (USD Hedged)— Z Class	Effective October 28, 2019 (f)	0.00	—	—	(c)
Large-Cap Growth Fund	May 1, 2020 – April 30, 2022	0.70	—	—	(a)
Large-Cap Growth Fund—I Class	May 1, 2020 – April 30, 2022	—	0.05	—	(a)
Large-Cap Value Fund	May 1, 2020 – April 30, 2022	0.70	—	—	(a)
Large-Cap Value Fund—I Class	May 1, 2020 – April 30, 2022	—	0.05	—	(a)
Mid-Cap Growth Fund—I Class	May 1, 2020– April 30, 2022	—	0.05	—	(a)
Mid-Cap Growth Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Mid-Cap Index Fund	May 1, 2020– April 30, 2022	0.30	—	—	(b)
Mid-Cap Index Fund—I Class	May 1, 2020– April 30, 2022	—	0.05	—	(a)
Mid-Cap Index Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Mid-Cap Value Fund—I Class	May 1, 2020– April 30, 2022	—	0.05	—	(a)
Mid-Cap Value Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
New America Growth Fund—I Class	May 1, 2020– April 30, 2022	—	0.05	—	(a)
New Era Fund—I Class	May 1, 2020– April 30, 2022	—	0.05	—	(a)
New Horizons Fund—I Class	May 1, 2020– April 30, 2022	—	0.05	—	(a)
New Horizons Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
QM Global Equity Fund	May 1, 2020– April 30, 2022	0.74	—	—	(b)
QM Global Equity Fund—Advisor Class	May 1, 2020– April 30, 2022	1.04	—	—	(b)
QM Global Equity Fund—I Class	May 1, 2020– April 30, 2022	—	0.05	—	(a)
QM U.S. Small & Mid-Cap Core Equity Fund	May 1, 2020– April 30, 2022	0.87	—	—	(b)
QM U.S. Small & Mid-Cap Core Equity Fund—Advisor Class	May 1, 2020– April 30, 2022	1.14	—	—	(b)
QM U.S. Small & Mid-Cap Core Equity Fund—I Class	May 1, 2020– April 30, 2022	—	0.05	—	(a)

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Operating Expense Limitation %[2]	Management Fee Limitation %[3]	Reimbursement Date
QM U.S. Small-Cap Growth Equity Fund— I Class	May 1, 2020– April 30, 2022	—	0.05	—	(a)
QM U.S. Value Equity Fund	May 1, 2020– April 30, 2022	0.72	—	—	(b)
QM U.S. Value Equity Fund—Advisor Class	May 1, 2020– April 30, 2022	0.99	—	—	(b)
QM U.S. Value Equity Fund—I Class	May 1, 2020– April 30, 2022	—	0.05	—	(a)
Real Assets Fund—I Class	May 1, 2020– April 30, 2022	—	0.05	—	(a)
Real Assets Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Real Estate Fund—I Class	May 1, 2020– April 30, 2022	—	0.05	—	(a)
Retirement Income 2020 Fund(g)	May 1, 2020– April 30, 2022	—	0.25	—	(a)
Science & Technology Fund—I Class	May 1, 2020– April 30, 2022	—	0.05	—	(a)
Small-Cap Index Fund	May 1, 2020– April 30, 2022	0.34	—	—	(b)
Small-Cap Index Fund—I Class	May 1, 2020– April 30, 2022	—	0.05	—	(a)
Small-Cap Index Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Small-Cap Stock Fund—I Class	May 1, 2020– April 30, 2022	—	0.05	—	(a)
Small-Cap Stock Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Small-Cap Value Fund—I Class	May 1, 2020– April 30, 2022	—	0.05	—	(a)
Small-Cap Value Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
U.S. Equity Research Fund—Advisor Class	October 1, 2019 – April 30, 2022	0.97	—	—	(a)
U.S. Equity Research Fund—I Class	November 1, 2019 – April 30, 2022	—	0.04	—	(a)
U.S. Equity Research Fund—R Class	October 1, 2019 – April 30, 2022	1.31	—	—	(a)
U.S. Large-Cap Core Fund	March 1, 2021 – April 30, 2023	0.64	—	—	(b)
U.S. Large-Cap Core Fund—I Class	May 1, 2021 – April 30, 2023	—	0.05	—	(a)
U.S. Large-Cap Core Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Value Fund	May 1, 2021 – April 30, 2022	—	—	0.2975(e)	(c)
Value Fund—Advisor Class	May 1, 2021 – April 30, 2022	—	—	0.2975(e)	(c)
Value Fund—I Class	May 1, 2020– April 30, 2022	—	0.05	—	(a)
Value Fund—I Class	May 1, 2021 – April 30, 2022	—	—	0.2975(e)	(c)
Value Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)

Funds with a 2/28 Fiscal Year End

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Operating Expense Limitation %[2]	Management Fee Limitation %[3]	Reimbursement Date
California Tax-Free Bond Fund—I Class	July 1, 2019 – June 30, 2021	—	0.05	—	(a)
California Tax-Free Money Fund	July 1, 2019 – June 30, 2021	0.55	—	—	(b)
California Tax-Free Money Fund	July 1, 2020 – June 30, 2021	—	—	0.28	(c)
California Tax-Free Money Fund—I Class	July 1, 2019 – June 30, 2021	—	0.05	—	(a)
California Tax-Free Money Fund—I Class	July 1, 2020 – June 30, 2021	—	—	0.28	(c)
Georgia Tax-Free Bond Fund—I Class	July 1, 2019 – June 30, 2021	—	0.05	—	(a)
Intermediate Tax-Free High Yield Fund—I Class	July 1, 2019 – June 30, 2021	—	0.05	—	(a)
Maryland Short-Term Tax-Free Bond Fund	October 1, 2019 – June 30, 2022	0.53	—	—	(a)
Maryland Short-Term Tax-Free Bond Fund—I Class	July 1, 2019 – June 30, 2021	—	0.05	—	(a)
Maryland Tax-Free Bond Fund—I Class	July 1, 2019 – June 30, 2021	—	0.05	—	(a)
Maryland Tax-Free Money Fund	October 1, 2019 – June 30, 2021	0.41	—	—	(b)
Maryland Tax-Free Money Fund	July 1, 2020 – June 30, 2021	—	—	0.28	(c)
Maryland Tax-Free Money Fund—I Class	July 1, 2019 – June 30, 2021	—	0.05	—	(a)
Maryland Tax-Free Money Fund—I Class	July 1, 2020 – June 30, 2021	—	—	0.28	(c)
New Jersey Tax-Free Bond Fund—I Class	July 1, 2019 – June 30, 2021	—	0.05	—	(a)
New York Tax-Free Bond Fund—I Class	July 1, 2019 – June 30, 2021	—	0.05	—	(a)
New York Tax-Free Money Fund	July 1, 2019 – June 30, 2021	0.55	—	—	(b)
New York Tax-Free Money Fund	July 1, 2020 – June 30, 2021	—	—	0.28	(c)
New York Tax-Free Money Fund—I Class	July 1, 2019 – June 30, 2021	—	0.05	—	(a)
New York Tax-Free Money Fund—I Class	July 1, 2020 – June 30, 2021	—	—	0.28	(c)
Tax-Efficient Equity Fund—I Class	July 1, 2019 – June 30, 2021	—	0.05	—	(a)
Tax-Exempt Money Fund	June 1, 2020 – June 30, 2022	0.45	—	—	(b)
Tax-Exempt Money Fund	July 1, 2020 – June 30, 2021	—	—	0.28	(c)
Tax-Exempt Money Fund—I Class	July 1, 2019 – June 30, 2021	—	0.05	—	(a)
Tax-Exempt Money Fund—I Class	July 1, 2020 – June 30, 2021	—	—	0.28	(c)
Tax-Free High Yield Fund	July 1, 2019 – June 30, 2021	—	—	0.49	(c)
Tax-Free High Yield Fund—Advisor Class	July 1, 2019 – June 30, 2021	—	—	0.49	(c)
Tax-Free High Yield Fund—I Class	July 1, 2019 – June 30, 2021	—	—	0.49	(c)
Tax-Free High Yield Fund—I Class	July 1, 2019 – June 30, 2021	—	0.05	—	(a)
Tax-Free Income Fund—I Class	July 1, 2019 – June 30, 2021	—	0.05	—	(a)
Tax-Free Short-Intermediate Fund—I Class	July 1, 2019 – June 30, 2021	—	0.05	—	(a)
Virginia Tax-Free Bond Fund—I Class	July 1, 2019 – June 30, 2021	—	0.05	—	(a)

Funds with a 5/31 Fiscal Year End

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Operating Expense Limitation %[2]	Management Fee Limitation %[3]	Reimbursement Date
Corporate Income Fund—I Class	October 1, 2020 – September 30, 2022	—	0.05	—	(a)
Corporate Income Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)
Credit Opportunities Fund	October 1, 2020 – September 30, 2021	0.90	—	—	(b)
Credit Opportunities Fund—Advisor Class	October 1, 2020 – September 30, 2021	1.00	—	—	(b)
Credit Opportunities Fund—I Class	October 1, 2019 – September 30, 2021	—	0.01	—	(a)
Floating Rate Fund—I Class	October 1, 2019 – September 30, 2021	—	0.05	—	(a)
Floating Rate Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Global Multi-Sector Bond Fund— Advisor Class	October 1, 2019 – September 30, 2021	0.95	—	—	(b)
Global Multi-Sector Bond Fund—I Class	October 1, 2020 – September 30, 2021	—	0.05 0.01	—	(a)
GNMA Fund—I Class	October 1, 2019 – September 30, 2021	—	0.05	—	(a)
GNMA Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)
Government Money Fund	October 1, 2020 – September 30, 2021	—	—	0.25	(c)
Government Money Fund—I Class	October 1, 2019 – September 30, 2021	—	0.05	—	(a)
Government Money Fund—I Class	October 1, 2020 – September 30, 2021	—	—	0.25	(c)
High Yield Fund—I Class	October 1, 2019 – September 30, 2021	—	0.05	—	(a)
High Yield Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Inflation Protected Bond Fund	October 1, 2019 – September 30, 2021	0.41	—	—	(b)
Inflation Protected Bond Fund	October 1, 2020 – September 30, 2021	—	—	0.17	(c)
Inflation Protected Bond Fund—I Class	October 1, 2020 – September 30, 2021	—	0.05	—	(a)
Inflation Protected Bond Fund—I Class	October 1, 2020 – September 30, 2021	—	—	0.17	(c)
Inflation Protected Bond Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)
Institutional Cash Reserves Fund	October 1, 2020 – September 30, 2022	0.25	—	—	(b)
Institutional Cash Reserves Fund	October 1, 2020 – September 30, 2021	—	—	0.20	(c)
Institutional Floating Rate Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Institutional High Yield Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Limited Duration Inflation Focused Bond Fund	October 1, 2020 – September 30, 2021	—	—	0.25	(c)
Limited Duration Inflation Focused Bond Fund—I Class	October 1, 2019 – September 30, 2021	—	0.05	—	(a)
Limited Duration Inflation Focused Bond Fund—I Class	October 1, 2020 – September 30, 2021	—	—	0.25	(c)
Limited Duration Inflation Focused Bond Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
New Income Fund	October 1, 2020 – September 30, 2021	—	—	0.0765(e)	(c)
New Income Fund—Advisor Class	October 1, 2020 – September 30, 2021	—	—	0.0765(e)	(c)
New Income Fund—I Class	October 1, 2019 – September 30, 2021	—	0.05	—	(a)
New Income Fund—I Class	October 1, 2020 – September 30, 2021	—	—	0.0765(e)	(c)
New Income Fund—R Class	October 1, 2020 – September 30, 2021	1.15	—	—	(b)
New Income Fund—R Class	October 1, 2020 – September 30, 2021	—	—	0.0765(e)	(c)

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Operating Expense Limitation %[2]	Management Fee Limitation %[3]	Reimbursement Date
New Income Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Retirement I 2005 Fund—I Class(g)	October 1, 2019 – September 30, 2021	—	0.01	—	(a)
Retirement I 2010 Fund—I Class(g)	October 1, 2019 – September 30, 2021	—	0.00	—	(a)
Retirement I 2015 Fund—I Class(g)	October 1, 2019 – September 30, 2021	—	0.01	—	(a)
Retirement I 2020 Fund—I Class(g)	October 1, 2019 – September 30, 2021	—	0.01	—	(a)
Retirement I 2025 Fund—I Class(g)	October 1, 2019 – September 30, 2021	—	0.01	—	(a)
Retirement I 2030 Fund—I Class(g)	October 1, 2019 – September 30, 2021	—	0.01	—	(a)
Retirement I 2035 Fund—I Class(g)	October 1, 2019 – September 30, 2021	—	0.01	—	(a)
Retirement I 2040 Fund—I Class(g)	October 1, 2019 – September 30, 2021	—	0.01	—	(a)
Retirement I 2045 Fund—I Class(g)	October 1, 2019 – September 30, 2021	—	0.01	—	(a)
Retirement I 2050 Fund—I Class(g)	October 1, 2019 – September 30, 2021	—	0.01	—	(a)
Retirement I 2055 Fund—I Class(g)	October 1, 2019 – September 30, 2021	—	0.01	—	(a)
Retirement I 2060 Fund—I Class(g)	October 1, 2019 – September 30, 2021	—	0.01	—	(a)
Retirement Balanced I Fund—I Class(g)	October 1, 2019 – September 30, 2021	—	0.01	—	(a)
Short-Term Bond Fund—I Class	October 1, 2020 – September 30, 2022	—	0.05	—	(a)
Short-Term Bond Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)
Short Duration Income Fund	October 1, 2020 – September 30, 2023	0.40	—	—	(b)
Short Duration Income Fund—I Class	October 1, 2020 – September 30, 2023	—	0.01	—	(a)
Spectrum Conservative Allocation Fund—I Class	October 1, 2020 – September 30, 2022	—	0.05	—	(a)
Spectrum Moderate Allocation Fund—I Class	October 1, 2020 – September 30, 2022	—	0.05	—	(a)
Spectrum Moderate Growth Allocation Fund—I Class	October 1, 2020 – September 30, 2022	—	0.05	—	(a)
Total Return Fund	October 1, 2019 – September 30, 2021	0.53	—	—	(b)
Total Return Fund—Advisor Class	October 1, 2020 – September 30, 2021	0.82	—	—	(b)
Total Return Fund—I Class	September 1, 2020 – September 30, 2021	—	0.02	—	(a)
U.S. High Yield Fund	October 1, 2019 – September 30, 2021	0.79	—	—	(b)
U.S. High Yield Fund—Advisor Class	October 1, 2019 – September 30, 2021	0.94	—	—	(b)
U.S. High Yield Fund—I Class	October 1, 2019 – September 30, 2021	—	0.05	—	(a)
U.S. Limited Duration TIPS Index Fund	August 14, 2020 – September 30, 2022	0.21	—	—	(b)
U.S. Limited Duration TIPS Index Fund—I Class	August 14, 2020 – September 30, 2022	—	0.05	—	(a)
U.S. Limited Duration TIPS Index Fund—Z Class	Effective August 14, 2020 (f)	0.00	—	—	(c)
U.S. Treasury Intermediate Fund—I Class	October 1, 2019 – September 30, 2021	—	0.05	—	(a)
U.S. Treasury Intermediate Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Operating Expense Limitation %[2]	Management Fee Limitation %[3]	Reimbursement Date
U.S. Treasury Long-Term Fund—I Class	October 1, 2019 – September 30, 2021	—	0.05	—	(a)
U.S. Treasury Long-Term Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
U.S. Treasury Money Fund	October 1, 2020 – September 30, 2021	—	—	0.25	(c)
U.S. Treasury Money Fund—I Class	October 1, 2019 – September 30, 2021	—	0.05	—	(a)
U.S. Treasury Money Fund—I Class	October 1, 2020 – September 30, 2021	—	—	0.25	(c)
U.S. Treasury Money Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Ultra Short-Term Bond Fund	July 1, 2019 – September 30, 2021	—	—	0.20	(c)
Ultra Short-Term Bond Fund	October 1, 2019 – September 30, 2021	0.35	—	—	(b)
Ultra Short-Term Bond Fund—I Class	July 1, 2019 – September 30, 2021	—	—	0.20	(c)
Ultra Short-Term Bond Fund—I Class	October 1, 2019 – September 30, 2021	—	0.05	—	(a)
Ultra Short-Term Bond Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)

¹ T. Rowe Price has agreed to waive its fees and/or bear any expenses, including but not limited to management fees, but excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses, or reimburse fund or class, to the extent the fund’s or class’ total ratio of expenses to average daily net assets to exceed the percentage indicated (on an annualized basis).

2 T. Rowe Price has agreed to pay the operating expenses of the fund or class excluding management fees; interest, expenses relating to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (“Class Operating Expenses”), or reimburse the fund or class, to the extent the Class Operating Expenses exceed the percentage indicated (on an annualized basis) of the fund’s or class’ average daily net assets.

3 T. Rowe Price has agreed to waive a portion of its management fee in order to limit the fund’s management fee to the percentage indicated of the fund’s average daily net assets.

(a) No reimbursement will be made more than three years after the payment of Class Operating Expenses.

(b) No reimbursement will be made more than three years after any waiver or payment.

(c) Fees waived under this agreement are not subject to reimbursement to T. Rowe Price by the fund.

(d) This Fund Fee rate, when combined with the Group Fee rate, is applied to assets equal to or greater than $27.5 billion.

(e) This Fund Fee rate, when combined with the Group Fee rate, is applied to assets equal to or greater than $20 billion.

(f) This contractual arrangement is expected to remain in place indefinitely.

(g) In April 2020, the fund will begin charging an all-inclusive management fee based on the fund’s average daily net assets. As a result, although the expense limitation agreement will still be in effect, the fund is not expected to waive any expenses pursuant to the agreement.

Schedule 2

Fund	Limitation Period	Management Fee Limitation %¹
Blue Chip Growth Portfolio	May 1, 2021 – April 30, 2022	0.75
Equity Income Portfolio	May 1, 2021 – April 30, 2022	0.74
Equity Index 500 Portfolio	May 1, 2021 – April 30, 2022	0.39
Health Sciences Portfolio	May 1, 2021 – April 30, 2022	0.94
International Stock Portfolio	May 1, 2021 – April 30, 2022	0.95
Limited-Term Bond Portfolio	May 1, 2021 – April 30, 2022	0.50
Mid-Cap Growth Portfolio	May 1, 2021 – April 30, 2022	0.84
Moderate Allocation Portfolio	May 1, 2021 – April 30, 2022	0.85
New America Growth Portfolio	May 1, 2021 – April 30, 2022	0.80

1 T. Rowe Price has agreed to waive a portion of its management fee in order to limit the fund’s management fee to the percentage indicated of the fund’s average daily net assets.